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                                                                   EXHIBIT 10.21

                                JANUARY 25, 2005

                            INFINEON TECHNOLOGIES AG

                               FINISAR CORPORATION

                          =============================

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT
                                   RELATING TO
                               FINISAR CORPORATION

                          =============================

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                                    CONTENTS

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CLAUSE                                                                PAGE
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1.       DEFINITIONS...............................................     1

2.       REQUIRED REGISTRATIONS....................................     3

3.       INCIDENTAL REGISTRATION...................................     6

4.       REGISTRATION PROCEDURES...................................     7

5.       UNDERWRITTEN OFFERINGS....................................    11

6.       ALLOCATION OF EXPENSES....................................    12

7.       INDEMNIFICATION AND CONTRIBUTION..........................    13

8.       STAND-OFF AGREEMENT.......................................    16

9.       LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS.............    16

10.      RULE 144 REQUIREMENTS.....................................    17

11.      MERGERS, ETC..............................................    17

12.      STOCKHOLDER AGREEMENT.....................................    17

13.      TERMINATION...............................................    17

14.      TRANSFERS OF RIGHTS.......................................    18

15.      NOTICES...................................................    18

16.      ENTIRE AGREEMENT..........................................    19

17.      AMENDMENTS AND WAIVERS....................................    19

18.      COUNTERPARTS..............................................    19

19.      SEVERABILITY..............................................    20

20.      GOVERNING LAW.............................................    20

21.      ARBITRATION...............................................    20

22.      HEADINGS..................................................    20
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AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated January 25, 2005 (this
AGREEMENT), between INFINEON TECHNOLOGIES AG, a company organized under the laws of the Federal Republic of Germany, and whose principal place of business is at St.-Martin-Stra(beta)e 53, 81541 Munchen, Germany (INFINEON) and FINISAR CORPORATION, a corporation organized under the laws of the State of Delaware, and whose principal place of business is at 1308 Moffett Park Drive, Sunnyvale, CA 94089, U.S.A. (the COMPANY).

      WHEREAS, Infineon and the Company previously entered into a Master Purchase and Sale Agreement dated April 29, 2004 and an Amended and Restated Master Purchase and Sale Agreement dated January 25, 2005 (together, the ORIGINAL AGREEMENTS);

      WHEREAS, in connection with the Original Agreements, Infineon entered into Registration Rights Agreement dated April 29, 2004 (the ORIGINAL REGISTRATION RIGHTS AGREEMENT);

      WHEREAS, Infineon and the Company have entered into a Master Sale and Purchase Agreement dated the same date as this Agreement (the SALE AND PURCHASE AGREEMENT) which supersedes the Original Agreements and pursuant to which the Company will issue to Infineon shares of the Common Stock, $0.001 par value, of the Company (the COMMON STOCK); and

      WHEREAS, the Company and Infineon desire to amend and restate in its entirety the Original Registration Rights Agreement to provide for certain arrangements with respect to the registration under the Securities Act of the shares of Common Stock issued to Infineon by the Company in connection with the transactions contemplated by the Sale and Purchase Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and the Sale and Purchase Agreement, the parties agree that the Original Registration Rights Agreement is amended and restated in its entirety to read as follows:

1.    DEFINITIONS

1.1 As used in this Agreement, the following terms shall have the following respective meanings:

CLOSING has the meaning given in the Sale and Purchase Agreement;

COMMISSION means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

CUTBACK REGISTRATION means any Required Registration or any other registration (other than a registration on Form S-8, Form S-4 or Form F-4, their successors, any other form for a similar limited purpose or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or entity) to be effected as an underwritten Public Offering in which the managing underwriter with respect thereto advises the Company and Infineon in

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writing that, in its good faith opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Shares) exceed the number which can be sold in such offering without a material reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering;

EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect;

INCIDENTAL REGISTRATION means any registration of Registrable Shares under the Securities Act effected in accordance with Section 3.

LONG FORM means Form F-1, Form S-1, Form F-2 or Form S-2, as may be appropriate, promulgated by the Commission under the Securities Act, or any successor or similar registration statement;

PERSON means an individual, partnership, corporation, trust or unincorporated organization or any federal, state, local or foreign government or any political subdivision thereof (including, without limitation, the executive and legislative branches thereof) or any department, commission, board, bureau, agency, court, panel or other instrumentality of any kind of any of the foregoing;

PUBLIC OFFERING means any offering of Shares to the public, either on behalf of the Company or any of its securityholders, pursuant to an effective registration statement under the Securities Act;

REGISTRABLE SHARES means:

(a) any Shares issued to Infineon in accordance with the Sale and Purchase Agreement,

(b) any other Shares issued or issuable in respect of such Shares (because of share splits, stock dividends, reclassifications, recapitalizations, or similar events), and

(c) any Shares issued or issuable to Infineon as a result of the exercise by Infineon of any statutory or contractual pre-emptive or other contractual or legal right;

provided, further, that Shares which are Registrable Shares shall cease to be Registrable Shares

(a) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act,

(b) on such date as such Registrable Shares could be sold pursuant to Rule 144(k), or

(c) upon any sale in any manner to a Person which, by virtue of Section 14 of this Agreement, is not entitled to the rights provided by this Agreement;

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REGISTRATION STATEMENT means a registration statement filed by the Company with the Commission under the Securities Act for a public offering and sale of Shares (other than a registration statement on Form S-8, Form S-4 or Form F-4, their successors, any other form for a similar limited purpose or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation);

REGISTRATION EXPENSES means the expenses described in Section 6;

REQUIRED REGISTRATION means any registration of Registrable Shares under the Securities Act effected in accordance with Section 2.2;

SECURITIES ACT means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect;

SHARES means shares of the Common Stock;

SHELF REGISTRATION means a registration under Rule 415 of the Securities Act required to be effected on a Short Form;

SHELF REGISTRATION STATEMENT means a Short Form filed as a Shelf Registration;
and

SHORT FORM means Form S-3 promulgated by the Commission under the Securities Act, or any successor or similar short-form registration statement.

2.    REQUIRED REGISTRATIONS

2.1   Short Form Registration

(a) The Company shall (i) as expeditiously as reasonably possible (but in any event not later than February 7, 2005) file a Shelf Registration Statement, including a preliminary prospectus, covering all Registrable Shares issued or issuable under the Sale and Purchase Agreement with the Commission, and (ii) use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after its filing with the Commission but in no event more than 30 days after the Closing.

(b) The Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective until the termination of this Agreement pursuant to Section 13. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration.

(c) If requested by Infineon, the method of disposition of all Registrable Shares included in such registration shall be an underwritten offering effected in accordance with Section 5.

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2.2   Long Form Registration

(a)   If at any time (i) prior to the termination of this Agreement under
      Section 13 the Company becomes ineligible to file or maintain the Shelf Registration Statement, or the Shelf Registration Statement for any other reason ceases to be effective, Infineon may request the Company, in writing, to effect the registration of Registrable Shares owned by Infineon on a Long Form (which can at the Company's discretion be made on a Short Form if available).

(b) Thereupon, the Company shall, as expeditiously as reasonably possible, use its reasonable best efforts to effect the registration of all Registrable Shares which the Company has been requested to so register on a Long Form, provided, however, that the Company shall not be required to effect any registration of Registrable Shares unless Registrable Shares are proposed to be offered at an aggregate proposed offering price net of underwriting commissions of at least $25,000,000 (based on the then current public market price, if any).

(c) If requested by Infineon, the method of disposition of all Registrable Shares included in such registration shall be an underwritten offering effected in accordance with Section 5.

2.3   Limitations on Required Registration

(a) The Company shall not be required to effect more than five registrations in the aggregate pursuant to Section 2.2 provided, however, that, Infineon may not make more than one request pursuant to Section 2.2 in any three
      (3) month period.

(b) The Company shall not be required to effect any registration (other than on a Short Form or any successor form relating to secondary offerings) within six (6) months after the effective date of any other Registration Statement of the Company.

(c)   The Company shall not be required to effect a registration pursuant to
      Section 2.2 if the request by Infineon contravenes, breaches or violates any stand-off agreements executed by Infineon or if effecting the registration would cause the Company to violate or breach any stand-off agreement executed in good faith by the Company in connection with any Public Offering or any other sale of its equity securities.

(d) A registration shall not be deemed to have been effected for purposes of this Section 2,

       (i) unless a Registration Statement with respect thereto has become effective; provided, however, a registration which does not become effective after the Company has filed a Registration Statement with respect thereto because it has been withdrawn at the request of Infineon shall be deemed to have been effected by the Company unless Infineon complies with the provisions of Section 6;

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       (ii)  if, after it has become effective, such Registration Statement becomes subject to any stop order, injunction or other requirement of the Commission or other governmental agency or court for any reason; or

       (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement, as the case may be, entered into in connection with such registration are not satisfied, other than by reason of some act or omission by Infineon.

2.4   Postponement or Pre-emption of Required Registration

(a)   If at the time of any request to register Registrable Shares pursuant to
      Section 2.2, the Company shall furnish to Infineon a certificate signed by the Chief Executive Officer of the Company stating that:

       (i)   the Company is engaged or has fixed plans to engage, within sixty
             (60) days of the time of the request, in a registered Public Offering as to which Infineon may include Registrable Shares pursuant to Section 3; or

       (ii) in the good faith judgment of the Board of Directors of the Company, the filing of a Registration Statement would require the disclosure of material information regarding a possible financing, business combination or other material transaction, which disclosure the Board of Directors of the Company has determined in its good faith judgement would be detrimental to the Company;

      then the Company may at its option direct that such request be delayed for a period not in excess of three (3) months from the effective date of such offering or, in the case of any such other activity, the date of such request, as the case may be, such right to delay a request to be exercised by the Company not more than once in any twelve month period.

(b) If the Company delays a registration under this Section 2.4 Infineon shall not be treated as having made a request for purposes of the limitation in
      Section 2.3, unless and until such request is renewed following the period of such delay.

2.5   Participation of Company in a Required Registration

(a) Neither the Company nor any of its securityholders shall have the right to include any of the Company's securities (other than Registrable Shares) in a Registration Statement to be filed as part of a Required Registration unless:

       (i)   such securities are of the same class as the Registrable Shares;

       (ii)  Infineon consents to such inclusion in writing; and

       (iii) if such Required Registration is for an underwritten offering, the Company or such securityholders, as applicable, agree in writing to

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             sell, subject to Section 2.6 their securities on the same terms and conditions as apply to the Registrable Shares being sold.

(b) If any securityholders of the Company (other than Infineon in such capacity) register securities of the Company in a Required Registration in accordance with this Section 2, such holders shall pay the fees and expenses of their counsel and their pro rata share, on the basis of the respective amounts of the securities included in such registration on behalf of each such holder, of the Registration Expenses if the Registration Expenses for such registration are not paid by the Company for any reason.

2.6   Priority

(a) If a Required Registration becomes a Cutback Registration, the Company will include in such registration to the extent of the number which the managing underwriter advises the Company can be sold in such offering:

       (i) first, Registrable Shares requested to be included in such registration by Infineon; and

       (ii) second, other securities of the Company proposed to be included in such registration, allocated among the Company and other holders of the Company's securities in accordance with the priorities then existing among the Company and the holders of such other securities (or as the Company and such other holders shall otherwise agree); and any securities so excluded shall be withdrawn from and shall not be included in such Required Registration.

(b) In the event that the number of Registrable Shares requested to be included in a Required Registration is cutback by over 33%, such registration will not count as a Required Registration under this Section 2.

3.    INCIDENTAL REGISTRATION

3.1 Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2 of this Agreement registering Registrable Shares), it will, at least thirty (30) days prior to such filing, give written notice to Infineon of its intention to do so. Upon the written request of Infineon given within ten (10) business days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable efforts to cause all Registrable Shares which the Company has been requested by Infineon to register to be included in such Registration Statement to the extent necessary to permit their sale or other disposition in accordance with the intended method of distribution specified in the request of Infineon; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to Infineon.

3.2 In connection with any registration under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in

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such registration unless Infineon accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it.

3.3 If any registration under this Section 3 becomes a Cutback Registration, the Company will include in the registration only that number of Shares, if any, which the managing underwriter believes can be sold in such offering in the following order:

       (i)   first, the Shares the Company proposes to sell; and

       (ii) second, the Registrable Shares requested to be included in such registration by Infineon.

3.4 Notwithstanding the foregoing, in the case of a Cutback Registration, no Persons other than the Company and Infineon shall be permitted to include securities in the offering.

3.5 The provisions of Section 3 shall not apply at any time the Company is eligible to file and maintain the effectiveness of a Shelf Registration Statement and is complying with its obligations under Section 2.1 with respect to all Registrable Shares.

4.    REGISTRATION PROCEDURES

4.1 If and whenever the Company is required by this Agreement to use its efforts to effect the registration of any of the Registrable Shares under the Securities Act pursuant to Section 2 or Section 3, the Company will use its best efforts to effect the registration of such Registrable Shares and to facilitate the sale thereof in accordance with the intended method of disposition specified by Infineon. Without limiting the foregoing, the Company in each such case shall as expeditiously as reasonably possible:

(a) prepare and publicly file with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause that Registration Statement to become effective, provided, however, that, as far in advance as practical before filing such Registration Statement or any amendment thereto, the Company will furnish to Infineon copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and Infineon shall have the opportunity to object to any information pertaining solely to Infineon that is contained therein and the Company will make the corrections reasonably requested by Infineon with respect to such information prior to filing any such Registration Statement or amendment;

(b) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective
      (i) in the case of a firm commitment underwritten Public Offering, until each underwriter has completed the distribution of all securities purchased by it, (ii) in the case of any other offering (other than a Shelf Registration), until the earlier of the sale of all Registrable Shares covered thereby or one hundred-eighty (180) days after the effective date thereof, and (iii) in the case

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      of a Shelf Registration, until the sale of all Registrable Shares covered thereby;

(c) furnish to Infineon such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and such other documents as Infineon may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by Infineon;

(d) use its reasonable best efforts to do any and all other acts and things that may be necessary or desirable to enable Infineon to consummate the public sale or other disposition of the Registrable Shares owned by Infineon in any jurisdiction provided, however, that the Company shall not be required in connection with this Section 4.1(d) to qualify as a foreign corporation, subject itself to taxation or execute a general consent to service of process in any jurisdiction;

(e) if the Company has delivered preliminary or final prospectuses to Infineon and after having done so the prospectus is amended to comply with the requirements of the Securities Act or because the prospectus contains a material misstatement or omission, the Company shall promptly notify Infineon, and, if requested, Infineon shall immediately cease making offers of Registrable Shares and return all prospectuses, other than permanent file copies, to the Company. The Company shall promptly provide Infineon with revised prospectuses and, following receipt of the revised prospectuses, Infineon shall be free to resume making offers of the Registrable Shares;

(f)   cause management to participate in customary "roadshow" presentations;

(g) provide promptly to Infineon upon request each document filed by the Company with the Commission pursuant to the requirements of Section 13 and
      Section 15 of the Exchange Act;

(h) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. (the NASD) and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD), and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable Infineon to consummate the disposition of such Registrable Shares;

(i)   promptly notify Infineon and the underwriter or underwriters (if any):

       (i) when such Registration Statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post effective amendment thereto, when the same has become effective;

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       (ii)  of any written comments from the Commission with respect to any filing referred to in Section 4.1(a) or of any written request by the Commission for amendments or supplements to such Registration Statement or prospectus;

       (iii) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement; and

       (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or Blue Sky laws of any jurisdiction;

(j) in connection with any underwritten offering, seek to obtain and, if requested to do so by Infineon, furnish to Infineon a copy of

       (i) an opinion and/or disclosure letter of counsel for the Company from each relevant jurisdiction, dated the effective date of such Registration Statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), reasonably satisfactory in form and substance to the underwriters, addressed to the underwriters and, where reasonably possible, to Infineon; and

       (ii) a "comfort" letter, dated the effective date of such Registration Statement and an update thereof, dated the date of any closing under the underwriting agreement, signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, addressed to the underwriters, and, where reasonably possible, to Infineon;

      in each case covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions and/or disclosure letters of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as the underwriters may reasonably request;

(k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

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(l)   cooperate with the selling holders of Registrable Shares and the managing underwriter, underwriters or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any restrictive legends;

(m) use its reasonable efforts to cooperate with the Company's transfer agent in settling any offering or sale of Registrable Shares, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by Infineon or the managing underwriter;

(n) use its reasonable efforts to cause all Registrable Securities of a class covered by the applicable Registration Statement to be listed or quoted on each securities exchange on which any of the Shares are then listed or quoted and on each inter-dealer quotation system on which any of the Shares are then quoted; and

(o) make available for inspection by Infineon, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by Infineon or any underwriter (collectively, the Inspectors), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the RECORDS) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement, and to the extent requested by Infineon or any underwriter, permit the Inspectors to participate in the preparation of such Registration Statement and any prospectus contained therein and any amendment or supplement thereto.

      Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless:

       (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement;

       (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; or

       (iii) the information in such Records has been made generally available to the public.

      Infineon agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

4.2 The Company may require Infineon, and Infineon, as a condition to including Registrable Shares in such registration, shall, furnish the Company with such

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information and affidavits regarding Infineon and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration.

4.3 Infineon agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.1(e) above Infineon will forthwith discontinue Infineon's disposition of Registrable Shares pursuant to the Registration Statement relating to such Registrable Shares until Infineon's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.1(e) above and, if so directed by the Company will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in Infineon's possession of the prospectus relating to such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the period referred to in Section 4.1(b) above shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to Section 4.1(e) and to and including the date when each holder of any Registrable Shares covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by Section 4.1(e).

5.    UNDERWRITTEN OFFERINGS

5.1   Underwritten offerings pursuant to Section 2

(a)   In the case of any underwritten Public Offering being effected pursuant to
      Section 2, the managing underwriter and any other underwriter or underwriters with respect to such offering shall be selected, after consultation with the Company, by Infineon with the consent of the Company, which consent shall not be unreasonably withheld.

(b) The Company shall enter into an underwriting agreement in customary form with such underwriter or underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in
      Section 7.

(c) Infineon shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for its benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. Infineon shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding Infineon and its ownership of the securities being registered on its behalf and Infineon's intended method of distribution and any other representation required by law. Infineon may not participate in such underwritten offering unless Infineon agrees to sell its Registrable Shares on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement.

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(d)   Subject to compliance with the provisions of Section 6 (with respect to withdrawals of registration at the request of Infineon), if Infineon disapproves of the terms of an underwriting, Infineon may elect to withdraw therefrom and from such registration and elect not to have such registration counted as a registration requested by it for purposes of the limitation in Section 2.3 by notice to the Company and the managing underwriter.

5.2   Underwritten offerings pursuant to Section 3

(a) If the Company at any time proposes to register any of its securities pursuant to Section 3 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of Section 3.2, Section 3.3 and Section 3.4 use its best efforts, if requested by Infineon, to arrange for such underwriters to include the Registrable Shares to be offered and sold by Infineon among the securities to be distributed by such underwriters, and Infineon shall be obligated to sell their Registrable Shares in such registration pursuant to Section 3 through such underwriters on the same terms and conditions as apply to the other Company securities to be sold by such underwriters in connection with such registration pursuant to Section 3.

(b) Infineon shall be a party to the underwriting agreement between the Company and such underwriter or underwriters and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for its benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. Infineon shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding Infineon and its ownership of the securities being registered on its behalf and Infineon's intended method of distribution and any other representation required by law. Infineon may not participate in such underwritten offering unless Infineon agrees to sell its Registrable Shares on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement.

(c) If Infineon disapproves of the terms of an underwriting, Infineon may elect to withdraw therefrom and from such registration by notice to the Company and the managing underwriter.

6.    ALLOCATION OF EXPENSES

6.1 The Company will pay all Registration Expenses of all registrations under this Agreement provided, however, that if a registration under Section 2 is withdrawn at the request of Infineon after a Registration Statement with respect thereto has been publicly filed with the Commission (other than as a result of information concerning the business, results of operations or financial condition of the Company which is made known to Infineon after the date on which such registration was requested) and if Infineon elects not to have such registration counted as a registration effected by the

Company or requested by Infineon under Section 2.2, Infineon shall pay the Registration Expenses of such registration pro rata in accordance with the number of Registrable Shares included in such registration.

6.2 For purposes of this Section 6, the term REGISTRATION EXPENSES shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all NASD expenses, all registration and filing fees, exchange listing fees, printing expenses, road show expenses, fees and expenses of any consultants or experts retained by the Company in connection with such registration, fees and expenses of counsel for the Company and the reasonable fees and expenses of Infineon's counsel, state Blue Sky fees and expenses (if any), fees and expenses of the Company's independent auditors (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 4.1(j)(ii) hereof) but excluding underwriting discounts and selling commissions.

7.    INDEMNIFICATION AND CONTRIBUTION

7.1   Company Indemnification

(a) The Company will indemnify and hold harmless each underwriter of Registrable Shares, each other person, if any, who controls such underwriter within the meaning of the Securities Act or the Exchange Act, and Infineon, including each of the officers and directors of such underwriters, such controlling persons, and Infineon, against any losses, claims, damages or liabilities, joint or several, to which such underwriter, such controlling person or Infineon may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such underwriter, such controlling person and Infineon for any legal or any other expenses reasonably incurred by such underwriter, such controlling person or Infineon in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such underwriter, such controlling person or Infineon specifically for use in the preparation thereof.

(b) Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Infineon, such underwriter or any such director, officer or controlling person, and shall survive the transfer of such Registrable Shares by Infineon, such underwriter or controlling person. Such indemnity shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Company.

7.2   Seller Indemnification

(a) Infineon will indemnify and hold harmless the Company, each underwriter (if any) and each person (if any) who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, and each of the directors and officers of the Company, each such underwriter (if any) or controlling person (if any), against any losses, claims, damages or liabilities, joint or several, to which the Company, such underwriter, controlling person or director or officer may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to Infineon furnished in writing to the Company by or on behalf of Infineon specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of Infineon hereunder shall be limited to an amount equal to the proceeds to Infineon from Registrable Shares sold in connection with such registration.

(b) Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person, and shall survive the transfer of such Shares by Infineon.

7.3   Procedure

(a) Each party entitled to indemnification under this Section 7 (the INDEMNIFIED PARTY) shall give notice to the party required to provide indemnification (the INDEMNIFYING PARTY) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defence of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defence of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed) and; provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice.

(b) The Indemnified Party may participate in such defence at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicts of interests between the Indemnified Party and the Indemnifying Party.

(c) No Indemnifying Party, in the defence of any such claim or litigation to which an Indemnified Party is or could have been a party and with respect to which indemnity or contribution may be or could have been sought hereunder shall, except with the consent of such Indemnified Party, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. No Indemnified Party shall consent to entry of any judgement or settle any such claim or litigation without the prior written consent of the Indemnifying Party.

7.4 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either

       (i) Infineon exercises rights under this Agreement or any controlling person of Infineon makes a claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgement or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case; or

       (ii) contribution under the Securities Act may be required on the part of Infineon or any such controlling person in circumstances for which indemnification is provided under this Section 7;

      then, in each such case, the Company and Infineon will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that Infineon is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion;

      provided, however, that, in any such case

       (i) Infineon will not be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement; and

       (ii) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

8.    STAND-OFF AGREEMENT

8.1 Infineon, if requested by the managing underwriter (if any) of an offering by the Company of Shares pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company (including a sale under Rule 144) held by Infineon during the fourteen (14) days prior to and for a specified period of time (not to exceed ninety (90) days) following the effective date of such Registration Statement, except as part of such Registration Statement, whether or not Infineon participates in such registration; provided, however, that all other holders of unregistered Shares holding not less than 1% (including Shares issuable upon the conversion of convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements.

8.2 Unless Infineon otherwise agrees, the Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to and the ninety (90) days after the effective date of the registration statement filed in connection with an underwritten offering made pursuant to a Required Registration (or for such shorter period of time as is sufficient and appropriate, in the opinion of the managing underwriter (if any), in order to complete the sale and distribution of the securities included in such registration), except as part of such underwritten registration and except pursuant to registrations on Form S-4, Form F-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto, and (ii) use its reasonable efforts to cause each holder of its equity securities, or of any securities convertible into or exchangeable or exercisable for such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a Public Offering), to agree, to the extent permitted by law, not to effect any such public sale or distribution of such securities (including a sale under Rule 144), during such period, except as part of such underwritten registration.

9.    LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS

9.1 The Company shall not, without the prior written consent of Infineon (which consent shall not be unreasonably withheld), enter into any agreement (other than this Agreement) (i) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a NEW CONCERNED SHAREHOLDER) (a) to make a demand registration or (b) to request an Incidental Registration, or (ii) that would otherwise conflict or interfere with the rights of Infineon under this Agreement.

10.   RULE 144 REQUIREMENTS

10.1  The Company agrees to:

(a) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(b) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the requirements of Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

11.   MERGERS, ETC

11.1 The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to Registrable Shares shall be deemed to be references to the securities which Infineon would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization.

11.2 The provisions of Section 11.1 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if Infineon is entitled to receive in exchange for its Registrable Shares consideration consisting solely of

       (i)   cash;

       (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act; or

       (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within five days of completion of the transaction for resale to the public pursuant to the Securities Act.

12.   STOCKHOLDER AGREEMENT

12.1 Notwithstanding anything to the contrary set forth in this Agreement, the parties acknowledge and agree that the transfer of Shares by Infineon shall be subject to the terms of the Stockholder Agreement entered into by Infineon and the Company as of the date hereof.

13.   TERMINATION

13.1 This Agreement shall terminate upon the earlier of (a) the date as of which all of the Registrable Shares have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder); (b) the date on which all the holders are permitted to sell all their Registrable Shares under Rule 144(k) under the Securities Act (or any similar provision then in force permitting the sale of restricted securities without limitation on the amount of securities sold or the manner of sale); or
(c) the valid termination prior to Closing of the Sale and Purchase Agreement. In the event of the termination of this Agreement pursuant to Section 13.1(c), this Agreement shall forthwith become void, and there shall be no liability on the part of any party hereto.

14.   TRANSFERS OF RIGHTS

14.1 This Agreement, and the rights and obligations of Infineon hereunder, may be assigned by Infineon to any person or entity to which Shares are transferred by Infineon in accordance with any contractual limitations on a transfer of Shares and thereafter shall for all purposes of this Agreement be treated as Infineon would be hereunder; provided, however, that the transferee provides written notice of such assignment to the Company.

15.   NOTICES

15.1 All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by facsimile transmission to the parties at the following Facsimile numbers or by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid to the parties at the following addresses:

If to Infineon, to:

      Party:                                INFINEON TECHNOLOGIES AG

      Address:                              St.-Martin-Strasse 53
                                            D-81541 Munich
                                            Federal Republic of Germany

      Facsimile No:                         +49 89 234 24 108

      Attn. of:                             Legal Department

      With a copy to:                       Freshfields Bruckhaus Deringer

      Address:                              Prannerstra(beta)e 10
                                            80333 Munchen
                                            Germany

      Facsimile No.:                        +49 89 20 70 21 00

      Attn. of:                             Dr. Ferdinand Fromholzer

If to the Company, to:

      Party:                                Finisar Corporation

      Address:                              1308 Moffett Park Drive
                                            Sunnyvale, CA 94089

      Facsimile No:                         (408) 541-9579

      Attn. of:                             Chief Executive Officer

      With a copy to:                       DLA Piper Rudnick Gray Cary LLP

      Address:                              2000 University Avenue
                                            East Palo Alto, CA 94303-2248

      Facsimile No.:                        (650) 833-2001

      Attn. of:                             Dennis C. Sullivan, Esq.

15.2 Notices provided in accordance with this Section 15 shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

16.   ENTIRE AGREEMENT

16.1 This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

17.   AMENDMENTS AND WAIVERS

17.1 Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Infineon.

17.2 No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

18.   COUNTERPARTS

18.1 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

19.   SEVERABILITY

19.1 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

20.   GOVERNING LAW

20.1 This Agreement shall be construed in accordance with, and this Agreement and all matters arising out of or relating in any way whatsoever (whether in contract, tort or otherwise) to this Agreement shall be governed by, the law of the State of New York.

21.   ARBITRATION

21.1 All disputes arising in connection with this Agreement or its validity shall be finally settled by three arbitrators in accordance with the Arbitration Rules of the German Institution of Arbitration e.V. (DIS) without recourse to the ordinary courts of law. The venue of the arbitration shall be Munich. The language of the arbitral proceedings shall be English.

21.2 Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 15 shall be deemed effective service of process on such person.

22.   HEADINGS

22.1 The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions of this Agreement.

IN WITNESS WHEREOF, the Company and Infineon have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                      FINISAR CORPORATION

                                      BY: /s/ S.K. Workman
                                          --------------------------------------
                                      NAME: S.K. Workman
                                      TITLE: CFO

                                      INFINEON TECHNOLOGIES AG

                                      BY: /s/ Arno Paetzold  /s/ Stefan Sommer
                                          ------------------ -------------------
                                      NAME: Arno Paetzold    Stefan Sommer
                                      TITLE: SD M&A          Corp. Legal Counsel

                                                                         Page 22